Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (“Agreement”) dated as of May 14, 2015, is made by Nanosphere, Inc., a Delaware corporation (“Grantor”), in favor of NSPH Funding LLC (“Collateral Agent”) in its capacity as collateral agent for the Lenders (as defined below).

RECITALS

A. Grantor has entered into a Loan and Security Agreement with certain financial institutions party thereto (the “Lenders”) and Collateral Agent, in its capacity as collateral agent for itself and the Lenders, dated as of the date hereof (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms used but not defined herein shall have the respective meanings given to them in the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Collateral Agent for its benefit and the benefit of the Lenders a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral (as defined in the Loan Agreement).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

1. Grant of Security Interest. To secure its obligations under the Loan Agreement, Grantor grants and pledges to Collateral Agent for its benefit and the benefit of the Lenders a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions, re-examination certificates, utility models, and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding the foregoing, “Intellectual Property Collateral” shall not include (i) any United States intent-to-use trademark applications to the extent that and solely during the period in which the grant of a security interest therein would impair, under applicable federal law, the registrability of such applications or the validity or enforceability of registrations issuing from such applications; or (ii) any licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works to the extent (x) that the terms of such license or other rights validly prohibits the creation by Grantor of a security interest therein or thereon or (y) to the extent that applicable law prohibits the creation of a security interest therein or thereon but only to the extent and for so long as such license, terms of any other right to use, or applicable law validly prohibits the creation of a Lien on such property in favor of the Collateral Agent.

2. Recordation. Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this Agreement upon request by Collateral Agent.

Grantor hereby authorizes Collateral Agent to (a) modify this Agreement unilaterally by amending the exhibits to this Agreement to include any Intellectual Property Collateral which Grantor obtains subsequent to the date of this Agreement and (b) file a duplicate original of this Agreement containing amended exhibits reflecting such new Intellectual Property Collateral.

3. Loan Documents. This Agreement has been entered into pursuant to and in conjunction with the Loan Agreement, which is hereby incorporated by reference. The provisions of the Loan Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Collateral Agent with respect to the Intellectual Property Collateral are as provided by the Loan Agreement and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies.

4. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit the parties hereto and their respective successors and assigns. Grantor shall not assign its obligations under this Agreement without Collateral Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Collateral Agent may assign, transfer, or endorse its rights hereunder pursuant to the terms of the Loan Agreement without prior notice to Grantor, and all of such rights shall inure to the benefit of Collateral Agent’s successors and assigns.

6. Governing Law. This Agreement has been negotiated and delivered to Collateral Agent in the State of New York, and shall have been accepted by Collateral Agent in the State of New York. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

NANOSPHERE, INC., a Delaware corporation

/s/ Michael McGarrity
By: Michael McGarrity
Title: CEO

COLLATERAL AGENT:

NSPH FUNDING LLC, a Delaware limited liability company

/s/ Stephen J. DeNelsky
By: Stephen J. DeNelsky
Title: President

[Signature Page to IP Security Agreement]

EXHIBIT A

Copyrights

U.S. COPYRIGHT OFFICE SCHEDULE

SOFTWARE NOT REGISTERED WITH THE U.S. COPYRIGHT OFFICE

Verigene® Operating System

SOFTWARE REGISTERED WITH THE U.S. COPYRIGHT OFFICE

None.

April 1, 2015

EXHIBIT B

Patents

NANOSPHERE COLLATERAL — PATENT SCHEDULE

(patent numbers are hyperlinked; place cursor over number)

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

		UNITED STATES PATENTS

1	00-713-B1	Nanoparticles having oligonucleotides attached thereto and uses therefor	8/7/2001	6,773,884	8/10/2004	Joint with Northwestern University

2	00-713-C	Nanoparticles having oligonucleotides attached thereto and uses therefor	6/25/1999	6,361,944	3/26/2002	Joint with Northwestern University

3	00-713-I	Nanoparticles having oligonucleotides attached thereto and uses therefor	6/26/2000	6,506,564	1/14/2003	Joint with Northwestern University

4	00-713-I-01	Nanoparticles having oligonucleotides attached thereto and uses thereof	9/20/2001	6,582,921	6/24/2003	Joint with Northwestern University

5	00-713-I-02	Nanoparticles having oligonucleotides attached thereto and uses therefor	9/20/2001	6,759,199	7/6/2004	Joint with Northwestern University

6	00-713-I-03	Nanoparticles having oligonucleotides attached thereto and uses therefor	9/20/2001	6,645,721	11/11/2003	Joint with Northwestern University

7	00-713-I-04	Nanoparticles having oligonucleotides attached thereto and uses therefor	9/28/2001	6,610,491	5/25/2004	Joint with Northwestern University

8	00-713-I-05	Nanoparticles having oligonucleotides attached thereto and uses therefor	9/28/2001	6,673,548	1/6/2004	Joint with Northwestern University

9	00-713-I-06	Nanoparticles having oligonucleotides attached thereto and uses therefor	9/28/2001	6,740,491	5/25/2004	Joint with Northwestern University

10	00-713-I-07	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/10/2001	6,709,825	3/23/2004	Northwestern University

11	00-713-I-08	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/10/2001	7,259,252	8/21/2007	Joint with Northwestern University

12	00-713-I-09	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/10/2001	6,878,814	4/12/2005	NSPH

13	00-713-I-10	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/10/2001	6,720,411	4/13/2004	NSPH

Page 1/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

14	00-713-I-11	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/11/2001	6,677,122	1/13/2004	NSPH

15	00-713-I-13	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/11/2001	7,098,320	8/29/2006	Northwestern University

16	00-713-I-14	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/11/2001	6,861,221	3/1/2005	NSPH

17	00-713-I-15	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/11/2001	6,828,432	12/7/2004	Joint with Northwestern University

18	00-713-I-16	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/12/2001	6,903,207	6/7/2005	Joint with Northwestern University

19	00-713-I-17	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/12/2001	6,818,753	11/16/2004	NSPH

20	00-713-I-18	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/12/2001	6,682,895	1/27/2004	NSPH

21	00-713-I-19	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/12/2001	6,986,989	1/17/2006	NSPH

22	00-713-I-20	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/12/2001	6,720,147	4/13/2004	Joint with Northwestern University

23	00-713-I-21	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/12/2001	6,812,334	11/2/2004	Joint with Northwestern University

24	00-713-I-22	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/15/2001	6,777,186	8/17/2004	Joint with Northwestern University

25	00-713-I-23	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/12/2001	6,902,895	6/7/2005	Northwestern University

26	00-713-I-24	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/12/2001	6,730,269	5/4/2004	NSPH

27	00-713-I-25	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/12/2001	6,969,761	11/29/2005	NSPH

28	00-713-I-26	Nanoparticles having oligonucleotides attached thereto and uses therefor	4/9/2003	6,962,786	11/8/2005	Joint with Northwestern University

29	00-713-I-27	Nanoparticles having oligonucleotides attached thereto and uses therefor	2/2/2007	8,323,888	12/4/2012	Joint with Northwestern University

Page 2/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

30	00-713-L	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/20/2000	6,495,324	12/17/2002	Joint with Northwestern University

31	00-713-M	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/20/2000	6,417,340	7/9/2002	Joint with Northwestern University

32	00-714-G	Nanoparticles with polymer shells	11/30/1999	7,115,688	10/3/2006	NSPH

33	00-715-A	Nanoparticles having oligonucleotides attached thereto and uses therefor	1/12/2001	6,767,702	7/27/2004	Joint with Northwestern University

34	00-715-B	Nanoparticles having oligonucleotides attached thereto and uses therefor	11/18/2003	7,250,499	7/31/2007	Joint with Northwestern University

35	00-1085-A	Nanoparticles having oligonucleotides attached thereto and uses therefor	3/28/2001	6,750,016	6/15/2004	Joint with Northwestern University

36	00-1085-G	Nanoparticles having oligonucleotides attached thereto and uses therefor	8/13/2003	7,208,587	4/24/2007	Joint with Northwestern University

37	00-1086-A	Method of detection by enhancement of silver staining	7/11/2001	6,602,669	8/5/2003	Northwestern University

38	00-1124-A	Silver stain removal by chemical etching and sonication	11/30/2001	6,726,847	4/27/2004	Northwestern University

39	00-1272-C	Nanoparticles having oligonucleotides attached thereto and uses therefor	12/7/2001	6,984,491	1/10/2006	Joint with Northwestern University

40	01-599-A	Bioconjugate-nanoparticle probes	11/8/2002	7,186,814	3/6/2007	NSPH

41	01-661-A	Non-alloying core shell nanoparticles	12/28/2001	7,238,472	7/3/2007	Northwestern University

42	01-661-C	Non-alloying core shell nanoparticles	5/22/2002	7,147,687	12/12/2006	Northwestern University

43	01-661-E	Non-alloying core shell nanoparticles	3/26/2003	7,135,055	11/14/2006	Northwestern University

44	01-801-A	Nanoparticle imaging system and method	8/2/2002	7,110,585	9/19/2006	NSPH

45	01-801-A1	Nanoparticle imaging system and method	9/8/2006	7,773,790	8/10/2010	NSPH

46	01-897-B	Method for immobilizing molecules onto surfaces	7/12/2002	7,687,437	3/30/2010	NSPH

Page 3/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

47	01-1565-A	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/8/2002	7,169,556	1/30/2007	Northwestern University

48	01-1633-A	Nanoparticle polyanion conjugates and methods of use thereof in detecting analytes	7/2/2003	7,253,277	8/7/2007	NSPH

49	01-1705-A	Bio-barcodes based on oligonucleotide-modified nanoparticles	3/27/2002	6,974,669	12/13/2005	Northwestern University

50	01-1705-F	Bio-barcodes based on oligonucleotide-modified particles	8/31/2005	7,323,309	1/29/2008	Northwestern University

51	02-035-C	DNA hybridization device and method	1/27/2003	7,163,823	1/16/2007	NSPH

52	02-334-A	Method for attachment of silylated molecules to glass surfaces	5/28/2003	7,297,553	11/20/2007	NSPH

53	02-334-J	Method for attachment of silylated molecules to glass surfaces	1/19/2007	7,476,550	1/13/2009	NSPH

54	02-334-K	Method for attachment of silylated molecules to glass surfaces	1/19/2007	7,485,469	2/3/2009	NSPH

55	02-334-L	Method for attachment of silylated molecules to glass surfaces	1/19/2007	7,485,470	2/3/2009	NSPH

56	02-334-M	Method for attachment of silylated molecules to glass surfaces	1/19/2007	7,482,173	1/27/2009	NSPH

57	02-338-C	Nanoparticle probes with Raman Spectroscopic fingerprints for analyte detection	5/7/2003	7,985,539	7/26/2011	NSPH

58	08-0371-US1	Combined Tray and Shipping Container	1/17/2008	D587,110	2/24/2009	NSPH

59	WK-90483	Method Of Preparing Nucleic Acids For Detection	11/7/2003	7,396,677	7/8/2008	NSPH

60	92557-US	Disposable sample processing module for detecting nucleic acids	11/5/2004	7,695,952	4/13/2010	NSPH

61	96474-US	Method of Denaturing and Fragmenting DNA or RNA Using Ultrasound	7/24/2006	7,625,746	12/1/2009	NSPH

62	96777-US	System Using Disposable Self-Contained Processing Module for Detecting Nucleic Acids	7/24/2006	7,888,107	1/13/2011	NSPH

Page 4/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

63	NU26183	Screening Sequence Selectivity Of Oligonucleotide-Binding Molecules Using Nanoparticle Based Colorimetric Assay	June 4, 2008	7,807,372	11/5/2010	Northwestern University

64	EPP-US1	Method for the identification and/or the quantification of a target compound	5/19/2000	7,321,829	1/22/2008	NSPH

65	NU25066	Composite Particles	10/8/2007	8,512,946	8/20/2013	Northwestern University

	AUSTRALIAN PATENTS

66	00-713-D1	Nanoparticles having oligonucleotides attached thereto and uses thereof	1-Nov-01	770201	6/3/2004	NSPH

67	00-713-D2	Nanoparticles having oligonucleotides attached thereto and uses thereof	19-Aug-04	2004205147	4/28/2004	NSPH

68	00-1086-C	Method of detection by enhancement of silver staining	11-Jul-01	2001276870	11/2/2006	Northwestern University

69	EPP-AU	Method for the identification and/or the quantification of a target compound	16-May-00	779752	6/9/2005	NSPH

	CANADIAN PATENTS

70	00-713-E	Nanoparticles having oligonucleotides attached thereto and uses therefor	1/27/1999	2262018	10/2/2007	NSPH

71	00-713-O	Nanoparticles having oligonucleotides attached thereto and uses therefor	12/13/2001	2376623	4/19/2011	Joint with Northwestern University

72	00-714-C	Nanoparticles with polymer shells	5/25/2001	2352362	2/17/2009	NSPH

73	00-715-E	Nanoparticles having oligonucleotides attached thereto and uses therefor	6/27/2002	2396113	4/7/2009	Joint with Northwestern University

74	00-1086-D	Method of detection by enhancement of silver staining	1/8/2003	2415494	9/18/2007	Northwestern University

75	00-1085-D	Nanoparticles having oligonucleotides attached thereto and uses therefor	9/10/2002	2402955	3/9/2010	Joint with Northwestern University

76	01-599-D	Bioconjugate-nanoparticle probes	5/6/2004	CA2466656	7/2/2013	NSPH

77	01-801-E	Nanoparticle Imaging System And Method	1/27/2004	2455118	1/17/2012	NSPH

Page 5/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

78	01-1565-D	Nanoparticles having oligonucleotides attached thereto and uses therefor	10/9/2002	2463323	12/21/2010	Northwestern University

79	01-1633-D	Nanoparticle polyanion conjugates and methods of use thereof in detecting analytes	12/21/2004	2490413	8/30/2011	NSPH

80	02-338-F	Nanoparticle probes with raman spectroscopic fingerprints for analyte detection	10/27/2004	2483697	3/30/2010	Northwestern University

81	EPP-CA	Method for the identification and/or the quantification of a target compound	5/16/2000	2371658	1/31/2012	NSPH

	CHINESE PATENT

82	EPP-CN	Method for the identification and/or the quantification of a target compound	5/16/2010	100533146C	8/26/2009	NSPH

	JAPANESE PATENTS

83	00-713-G	Nanoparticles having oligonucleotides attached thereto and uses therefor	1/29/1999	4245664	1/16/2009	NSPH

84	00-1086-F	Method of detection by enhancement of silver staining	7/11/2001	3605607	10/8/2004	Northwestern University

85	01-599-F	Bioconjugate-nanoparticle probes	5/10/2004	4220397	11/21/2008	NSPH

86	01-801-G	Nanoparticle imaging system and method	2/3/2004	4347053	7/24/2009	NSPH

87	01-1565-F	Nanoparticles having oligonucleotides attached thereto and uses therefor	4/9/2004	4347049	7/24/2009	Northwestern University

88	01-1705-E	Bio-barcodes based on oligonucleotide-modified particles	9/29/2003	4146239	6/27/2008	Northwestern University

89	02-334-G	Method for preparing substrates having immobilized molecules and substrates	11/2/2006	4648944	12/17/2010	NSPH

90	EPP-JP	Method for the identification and/or the quantification of a target compound	5/16/2000	4598960	10/1/2010	NSPH

	EUROPEAN PATENTS

91	00-713-F	Nanoparticles having oligonucleotides attached thereto and uses therefor	7/21/1997	EP 0918885	4/11/2007	NSPH

92	00-713-F1	Nanoparticles having oligonucleotides attached thereto and uses therefor	7/21/1997	EP 1818417	2/12/2014	NSPH

Page 6/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS
93	00-713-F2	Nanoparticles having oligonucleotides attached thereto and uses therefor	7/21/1997	GB 0918885	4/11/2007	NSPH

94	00-713-F3	Nanoparticles having oligonucleotides attached thereto and uses therefor	7/21/1997	CH 0918885	4/11/2007	NSPH

95	00-713-F4	Nanoparticles having oligonucleotides attached thereto and uses therefor	7/21/2007	DE 0918885	4/11/2007	NSPH

96	00-713-F5	Nanoparticles having oligonucleotides attached thereto and uses therefor	7/21/2007	ES 0918885	4/11/2007	NSPH

97	00-713-F6	Nanoparticles having oligonucleotides attached thereto and uses therefor	7/21/2007	FR 0918885	4/11/2007	NSPH

98	00-713-F7	Nanoparticles having oligonucleotides attached thereto and uses therefor	7/21/2007	IT 0918885	4/11/2007	NSPH

99	00-713-Q-EP	Nanoparticles having oligonucleotides attached thereto and uses therefor	6/26/2000	EP 1198591	3/16/2011	Joint with Northwestern University

100	00-713-Q-DE	Nanoparticles having oligonucleotides attached thereto and uses therefor	6/26/2000	DE 1198591	3/16/2011	Joint with Northwestern University

101	00-713-Q-FR	Nanoparticles having oligonucleotides attached thereto and uses therefor	6/26/2000	FR 1198591	3/16/2011	Joint with Northwestern University

102	00-713-Q-GB	Nanoparticles having oligonucleotides attached thereto and uses therefor	6/26/2000	GB 1198591	3/16/2011	Joint with Northwestern

103	00-714-E	Nanoparticles with polymer shells	11/30/1999	EP 1135682	7/11/2007	NSPH

104	00-714-E-DE	Nanoparticles with polymer shells	11/30/1999	DE 1135682	7/11/2007	NSPH

105	00-714-E-FR	Nanoparticles with polymer shells	11/30/1999	FR 1135682	7/11/2007	NSPH

106	00-714-E-GB	Nanoparticles with polymer shells	11/30/1999	GB 1135682	7/11/2007	NSPH

107	00-715-F	Nanoparticles having oligonucleotides attached thereto and uses therefor	1/21/2001	EP 1294930	3/30/2011	Joint with Northwestern University

108	00-715-F-DE	Nanoparticles having oligonucleotides attached thereto and uses therefor	1/21/2001	DE 1294930	3/30/2011	Joint with Northwestern

109	00-715-F-FR	Nanoparticles having oligonucleotides attached thereto and uses therefor	1/21/2001	FR 1294930	3/30/2011	Joint with Northwestern University

Page 7/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

110	00-715-F-GB	Nanoparticles having oligonucleotides attached thereto and uses therefor	1/21/2001	GB 1294930	3/30/2011	Joint with Northwestern University

111	00-1085-E	Nanoparticles having oligonucleotides attached thereto and uses therefor	3/28/2001	EP 1301625	11/3/2010	Joint with Northwestern University

112	00-1085-E-DE	Nanoparticles having oligonucleotides attached thereto and uses therefor	3/28/2001	DE 1301625	11/3/2010	Joint with Northwestern University

113	00-1085-E-FR	Nanoparticles having oligonucleotides attached thereto and uses therefor	3/28/2001	FR 1301625	11/3/2010	Joint with Northwestern University

114	00-1085-E-GB	Nanoparticles having oligonucleotides attached thereto and uses therefor	3/28/2001	GB 1301625	11/3/2010	Joint with Northwestern University

115	00-1086-E	Method of detection by enhancement of silver staining	7/11/2001	EP 1360318	3/14/2007	Northwestern University

116	00-1086-E1	Method of detection by enhancement of silver staining	7/11/2001	DE 1360318	3/14/2007	Northwestern University

117	00-1086-E2	Method of detection by enhancement of silver staining	7/11/2001	FR 1360318	3/14/2007	Northwestern University

118	00-1086-E3	Method of detection by enhancement of silver staining	7/11/2001	GB 1360318	3/14/2007	Northwestern University

119	01-599-E	Bioconjugate-nanoparticle probes	11/8/2002	EP 1466015	8/6/2008	NSPH

120	01-599-E-DE	Bioconjugate-nanoparticle probes	11/8/2002	DE 1466015	8/6/2008	NSPH

121	01-599-E-FR	Bioconjugate-nanoparticle probes	11/8/2002	FR 1466015	8/6/2008	NSPH

122	01-661-G	Non-alloying core shell nanoparticles	5/22/2002	EP 1392872	3/14/2007	Northwestern University

123	01-661-G1	Non-alloying core shell nanoparticles	5/22/2002	DE 1392872	3/14/2007	Northwestern University

124	01-661-G2	Non-alloying core shell nanoparticles	5/22/2002	FR 1392872	3/14/2007	Northwestern University

125	01-661-G3	Non-alloying core shell nanoparticles	5/22/2002	GB 1392872	3/14/2007	Northwestern University

126	01-801-F	Nanoparticle imaging system and method	8/2/2002	EP 1412536	2/25/2009	NSPH

Page 8/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

127	01-801-F-DE	Nanoparticle imaging system and method	8/2/2002	DE 1412536	2/25/2009	NSPH

128	01-801-F-FR	Nanoparticle imaging system and method	8/2/2002	FR 1412536	2/25/2009	NSPH

129	01-801-F-GB	Nanoparticle imaging system and method	8/2/2002	GB 1412536	2/25/2009	NSPH

130	01-1633-E	Nanoparticle Polyanion Conjugates and Methods of Use Thereof in Detecting Analytes	7/2/2003	EP 1540006	1/7/2009	NSPH

131	01-1633-E-DE	Nanoparticle Polyanion Conjugates and Methods of Use Thereof in Detecting Analytes	7/2/2003	DE 1540006	1/7/2009	NSPH

132	01-1633-E-FR	Nanoparticle Polyanion Conjugates and Methods of Use Thereof in Detecting Analytes	7/2/2003	FR 1540006	1/7/2009	NSPH

133	01-1633-E-GB	Nanoparticle Polyanion Conjugates and Methods of Use Thereof in Detecting Analytes	7/2/2003	GB 1540006	1/7/2009	NSPH

134	01-1705-D	Bio-barcodes based on oligonucleotide-modified particles	3/27/2002	EP 379693	5/20/2009	Northwestern University

135	01-1705-D-DE	Bio-barcodes based on oligonucleotide-modified particles	3/27/2002	DE 1379693	5/20/2009	Northwestern University

136	01-1705-D-FR	Bio-barcodes based on oligonucleotide-modified particles	3/27/2002	FR 1379693	5/20/2009	Northwestern University

137	01-1705-D-GB	Bio-barcodes based on oligonucleotide-modified particles	3/27/2002	GB 1379693	5/20/2009	Northwestern University

138	02-035-F	Hybridization Device and Method	1/27/2003	EP1487580	9/14/2011	NSPH

139	02-035-F-DE	Hybridization Device and Method	1/27/2003	DE1487580	9/14/2011	NSPH

140	02-035-F-FR	Hybridization Device and Method	1/27/2003	FR1487580	9/14/2011	NSPH

141	02-035-F-GB	Hybridization Device and Method	1/27/2003	GB1487580	9/14/2011	NSPH

Page 9/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

142	02-334-F	Method for attachment of silylated molecules to glass surfaces	5/6/2005	EP 1759210	12/31/2008	NSPH

143	02-334-F-DE	Method for attachment of silylated molecules to glass surfaces	5/6/2005	DE 1759210	12/31/2008	NSPH

144	02-334-F-FR	Method for attachment of silylated molecules to glass surfaces	5/6/2005	FR 1759210	12/31/2008	NSPH

145	02-334-F-GB	Method for attachment of silylated molecules to glass surfaces	5/6/2005	GB 1759210	12/31/2008	NSPH

146	02-338-G	Nanoparticle probes with Raman Spectroscopic fingerprints for analyte detection	5/7/2003	EP 1499889	7/6/2011	Northwestern University

147	02-338-G-DE	Nanoparticle probes with Raman Spectroscopic fingerprints for analyte detection	5/7/2003	DE 1499889	7/6/2011	Northwestern University

148	02-338-G-FR	Nanoparticle probes with Raman Spectroscopic fingerprints for analyte detection	5/7/2003	FR 1499889	7/6/2011	Northwestern University

149	02-338-G-GB	Nanoparticle probes with Raman Spectroscopic fingerprints for analyte detection	5/7/2003	GB 1499889	7/6/2011	Northwestern University

150	02-1227-E	Direct SNP detection with unamplified DNA	12/12/2003	EP 1578952	11/23/2011	NSPH

151	02-1227-E-DE	Direct SNP detection with unamplified DNA	12/12/2003	DE 1578952	11/23/2011	NSPH

152	02-1227-E-FR	Direct SNP detection with unamplified DNA	12/12/2003	FR 1578952	11/23/2011	NSPH

153	02-1227-E-GB	Direct SNP detection with unamplified DNA	12/12/2003	GB 1578952	11/23/2011	NSPH

154	03-466-H	Method for detecting analytes based on evanescent illumination and scatter-based detection of nanoparticle probe complexes	5/27/2004	EP 1639370	9/2/2009	NSPH

155	03-466-H-DE	Method for detecting analytes based on evanescent illumination and scatter-based detection of nanoparticle probe complexes	5/27/2004	DE 1639370	9/2/2009	NSPH

156	03-466-H-FR	Method for detecting analytes based on evanescent illumination and scatter-based detection of nanoparticle probe complexes	5/27/2004	FR 1639370	9/2/2009	NSPH

Page 10/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

157	03-466-H-GB	Method for detecting analytes based on evanescent illumination and scatter-based detection of nanoparticle probe complexes	5/27/2004	GB 1639370	9/2/2009	NSPH

158	03-666-L	Bio-Barcode Based Detection Of Target Analytes	6/25/2004	EP 1649055	5/20/2009	Northwestern University

159	03-666-L-DE	Bio-Barcode Based Detection Of Target Analytes	6/25/2004	DE 1649055	5/20/2009	Northwestern University

160	03-666-L-FR	Bio-Barcode Based Detection Of Target Analytes	6/25/2004	FR 1649055	5/20/2009	Northwestern University

161	03-666-L-GB	Bio-Barcode Based Detection Of Target Analytes	6/25/2004	GB 1649055	5/20/2009	Northwestern University

162	03-666-R	Bio-Barcode Based Detection Of Target Analytes	5/12/2005	EP1747295	1/11/2012	Northwestern University

163	03-666-R-DE	Bio-Barcode Based Detection Of Target Analytes	5/12/2005	DE1747295	1/11/2012	Northwestern University

164	03-666-R-FR	Bio-Barcode Based Detection Of Target Analytes	5/12/2005	FR1747295	1/11/2012	Northwestern University

165	03-666-R-GB	Bio-Barcode Based Detection Of Target Analytes	5/12/2005	GB1747295	1/11/2012	Northwestern University

166	04-060-E	Aptamer-nanoparticle conjugates and method of use for target analyte detection	5/3/2005	EP 1766085	3/11/2009	NSPH

167	04-060-E-DE	Aptamer-nanoparticle conjugates and method of use for target analyte detection	5/3/2005	DE 1766085	3/11/2009	NSPH

168	04-060-E-FR	Aptamer-nanoparticle conjugates and method of use for target analyte detection	5/3/2005	FR 1766085	3/11/2009	NSPH

169	04-060-E-GB	Aptamer-nanoparticle conjugates and method of use for target analyte detection	5/3/2005	GB 1766085	3/11/2009	NSPH
Page 11/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS

170	05-539-C	Methods For Preparing Hybrid Substrates Comprising Dna And Antibodies And Uses Thereof	8/18/2006	EP 1915466	11/24/2010	NSPH

171	06-373-D	Ultra-Sensitive Detection of Analytes	7/10/2007	EP2038656	5/2/2012	NSPH

172	06-373-D-DE	Ultra-Sensitive Detection of Analytes	7/10/2007	DE2038656	5/2/2012	NSPH

173	06-373-D-FR	Ultra-Sensitive Detection of Analytes	7/10/2007	FR2038656	5/2/2012	NSPH

174	06-373-D-GB	Ultra-Sensitive Detection of Analytes	7/10/2007	GB2038656	5/2/2012	NSPH

175	90483-EP	Method Of Preparing Nucleic Acids For Detection	11/4/2004	EP 1682681	8/31/2011	NSPH

176	90483-DE	Method Of Preparing Nucleic Acids For Detection	11/4/2004	DE 1682681	8/31/2011	NSPH

177	90483-FR	Method Of Preparing Nucleic Acids For Detection	11/4/2004	FR 1682681	8/31/2011	NSPH

178	90483-GB	Method Of Preparing Nucleic Acids For Detection	11/4/2004	GB 1682681	8/31/2011	NSPH

179	96474-EP	Method of Denaturing and Fragmenting DNA or RNA Using Ultrasound	7/24/2007	EP 2046990	5/7/2014	NSPH

180	96777-EP	System Using Disposable Self-Contained Processing Module for Detecting Nucleic Acids	7/24/2007	EP 2046942	1/30/2015	NSPH
Page 12/13	May 13, 2015

		TITLE	FILING DATE	PATENT NO.	ISSUE DATE	OWNERSHIP RIGHTS
181	96777-DE	System Using Disposable Self-Contained Processing Module for Detecting Nucleic Acids	7/24/2007	DE 2046942	1/30/2015	NSPH

182	96777-FR	System Using Disposable Self-Contained Processing Module for Detecting Nucleic Acids	7/24/2007	FR 2046942	1/30/2015	NSPH

183	96777-GB	System Using Disposable Self-Contained Processing Module for Detecting Nucleic Acids	7/24/2007	GB 2046942	1/30/2015	NSPH

184	EPP-EP	Method for the identification and/or the quantification of a target compound	5/16/2000	EP 1179180	10/9/2002	NSPH

185	EPP-EP-BE	Method for the identification and/or the quantification of a target compound	5/16/2000	BE 1179180	10/9/2002	NSPH

186	EPP-EP-DE	Method for the identification and/or the quantification of a target compound	5/16/2000	DE 1179180	10/9/2002	NSPH

187	EPP-EP-ES	Method for the identification and/or the quantification of a target compound	5/16/2000	ES 1179180	10/9/2002	NSPH

188	EPP-EP-FR	Method for the identification and/or the quantification of a target compound	5/16/2000	FR 1179180	10/9/2002	NSPH

189	EPP-EP-GB	Method for the identification and/or the quantification of a target compound	5/16/2000	GB 1179180	10/9/2002	NSPH

190	EPP-EP-IT	Method for the identification and/or the quantification of a target compound	5/16/2000	IT 1179180	10/9/2002	NSPH

INDIA PATENTS

191	EPP-IN1	Method for the identification and/or the quantification of a target compound	5/16/2000	206029	4/13/2007	NSPH

MEXICAN PATENTS

192	EPP-MX	Method for the identification and/or the quantification of a target compound	5/16/2000	263062	12/11/2008	NSPH
Page 13/13	May 13, 2015

NANOSPHERE COLLATERAL — PATENT APPLICATION SCHEDULE

		TITLE	FILING DATE	APPLICATION NO.	OWNERSHIP
US APPLICATIONS

1	13-0742-US2	Multilinker Disulfide Probe For DNA or Protein Detection	3/14/2014	14/212,487	NSPH

2	6114-00001	Diagnostic Cartridges Having Flexible Seals	4/22/2014	14/693,470	NSPH

CANADIAN APPLICATIONS

3	03-666-J	Bio-Barcode Based Detection Of Target Analytes	12/19/2005	CA2529898	Northwestern University

4	03-666-P	Bio-Barcode Based Detection Of Target Analytes	10/31/2006	CA2565166	Northwestern University

JAPANESE APPLICATIONS

5	90483-JP	Nucleic Acids For Detection	5/8/2006	JP 2006-539673	NSPH

Page 1/1	May 13, 2015

EXHIBIT C

Trademarks

NANOSPHERE COLLATERAL — TRADEMARK SCHEDULE

Trademark	Country	Appl No.	Reg. No.	Class	Status
Misc. DESIGN (NSPH Logo)	USA	76/379,383	2825891	09 Int./l0 Int.	Registered
NANOSPHERE	Canada	1195616			Published
NANOSPHERE	China	92013169	3492602	10 Int.	Registered
NANOSPHERE	China	92013170	3492603	42 Int.	Registered
NANOSPHERE	Japan	2003-018473	4780186	10 Int., 42 Int.	Registered
NANOSPHERE	Korea	2003-0000977	10998	10 Int., 42 Int.	Registered
NANOSPHERE	Taiwan	92013169	1104151	10 Int.	Registered
NANOSPHERE	Taiwan	92013170	193503	42 Int.	Registered
VERIGENE	Canada	1176895		09 Int./10 Int.	Published
VERIGENE	China	3784185	3784185	09 Int.	Registered
VERIGENE	China	3784186	3784186	10 Int.	Registered
VERIGENE	European Community	3.449.931	3.449.931	09 Int./l0 Int.	Registered
VERIGENE	Hong Kong	300104949	300104949	09 Int./10 Int.	Registered
VERIGENE	Japan	2003-097175	4770337	09 Int./10 Int.	Registered
VERIGENE	Korea	2003-0048480	612461	09 Int./10 Int.	Registered
VERIGENE	Taiwan	92064373	1106242	09 Int.	Registered
VERIGENE	Taiwan	92064383	1106274	09 Int.	Registered
VERIGENE	USA	78/245,832	2924979	09 Int./10 Int.	Registered

1

EXHIBIT D

Mask Works

None.